Investor Presentation May 17, 2021 Exhibit 99.1

2 Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes information that may constitute “forward-looking statements,” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future, not past, events and often address our expected future growth, plans and performance or forecasts. These forward- looking statements are often identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about the potential impacts of the COVID-19 pandemic, our strategic initiatives, our capital plans, our costs, our ability to successfully deliver on our commitments to our customers, our ability to deploy new business as planned, our ability to successfully implement new technologies, our future financial performance and our liquidity, the VisitPay acquisition and the anticipated benefits of acquisitions, dispositions, and other strategic transactions. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. We do not undertake to update our forward-looking statements except to the extent required by applicable law. You are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to, our ability to retain existing customers or acquire new customers; the development of markets for our RCM service offering; the impact of the COVID-19 pandemic on our business, operating results and financial condition; our ability to close the VisitPay acquisition and integrate its business as planned; our ability to integrate our customers’ revenue cycle management employees; our ability to realize the anticipated benefits of acquisitions, strategic initiatives and other investments; developments in the healthcare industry, including national healthcare reform; and the factors discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2020, our quarterly reports on Form 10-Q and any other periodic reports that R1 RCM Inc. (the “Company”) files with the Securities and Exchange Commission (the “SEC”). This presentation includes the following financial measure that was not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”): Adjusted EBITDA. Adjusted EBITDA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. This non-GAAP financial measure should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. Please refer to the Appendix located at the end of this presentation for a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

3 Leading Technology-Driven Platform to Manage Healthcare Provider Revenue NPR Under Management $1.3B Revenue CAGR, 2018-2020 >15% Revenue Cycle Platform for Leading Providers Large, Growing Addressable Market Significant Growth Strong Visibility and High Margin Recurring Revenue >90% Note1: CMS NHE Projections and R1 estimates Note: Adjusted EBITDA is a non-GAAP measure, please refer to the Appendix for a reconciliation of non-GAAP financial measures Adj. EBITDA CAGR, 2018-2020 >100% Long-Term Adj. EBITDA Margin ~30%$40B+ 2020 Revenue $110B1 Acute & Ambulatory RCM Market

4 Transforming Revenue Performance Across Care Settings and Payment Models All Revenue Cycle Phases Order to Intake Care to Claim Claim to Payment All Payment Models Fee-for-service Patient Self-pay Value-based Solutions address the full spectrum of needs and operations All Care Settings Ambulatory Acute Post-Acute

5 Compelling Value Proposition for All Healthcare Providers NEED ▪ Higher patient satisfaction ▪ Lower costs ▪ Higher revenue ▪ Faster collections Growing pressure to run revenue cycle more efficiently We plug into healthcare providers’ existing IT systems VALUE ADD RESULTS

6 Why We Win Proprietary Technology Experienced Talent Performance Analytics Proven Results Global Shared Services R1 Infrastructure and Capabilities Flexible Engagement Models Operating Partner Co-Managed Modular

7 Financial Outlook Expect to add $4B in new end-to-end NPR under management in 2021 Note: Adjusted EBITDA is a non-GAAP measure, please refer to the Appendix for a reconciliation of non-GAAP financial measures $M Revenue1 Operating Income Adjusted EBITDA 2021 1,410 – 1,460 135 – 155 315 – 330 Medium-Term2 Objectives Annual growth in end-to-end NPR under management: 10-12% Annual adjusted EBITDA Growth: 12-15% Adjusted EBITDA Margin: ~25% Note1: 2021 guidance assumes patient volumes at 90-95% pre-COVID levels Note2: Medium-term is defined as 3-5 years post-2021

8 Investment Highlights 2. Leading Platform for Provider Revenue Management 1. Large and Growing Total Addressable Market 3. Clear and Expanding Competitive Advantage 4. Significant Revenue Growth with High Visibility 4. Deploying Proven Playbook for Margin Expansion5

9 Evolving Market Dynamics Driving Significant Opportunity Industry Consolidation  Infrastructure not delivering scale advantages Capital Constraints  Priority on clinical investments Financial Pressure  Declining reimbursement  Inflationary labor pressures Increasing Complexity  Higher costs  Fatigue with point solutions Patient Experience  Demands for consumer-friendly technology

10 Large, High Growth and Underpenetrated RCM Market R1 growing faster than the market at >15% External Spend ~$30B Internal Spend ~$80B Total TAM is $110B1 Acute-Care $70B Physician $40B ~$66B ~$30B External Spend Expected to Double by 20271,2 External Spend Growing >2x Internal Spend2 2020 External Spend >70% of Spend Still Managed In-House 2027 12% CAGR Note1: CMS NHE Projections and R1 estimates Note2: Research and Markets Global Forecast to 2027, published March 2020 Annual spend CAGR projected through 2027 External Spend 12% Internal Spend 5% 12% Note3: Represents 2018A to 2020A revenue CAGR 3

11 Clear and Expanding Competitive Advantage Platform of Choice Comprehensive Automation Enabling Providers to Power Value-Based Contracts High Quality Low Cost Proven Results Scale Contract Visibility Payment Model Flexibility 1 4 Advanced Intelligent Patient Access Solution Patient Experience Intake Consumer Payments 2 3 RPA Machine Learning NLP

12 Leading Position to Extend Scale Advantage Scale advantage ��= Proven operating system + Innovative technology+ Globaldelivery+ Performanceanalytics Platform of Choice 1

13 Market-Leading Platform to Manage Mission-Critical Process 1 2 3 4 5 6 7 8 9 10 11 12 13 Pre-Reg./Financial Clearance MD Order & Scheduling Financial Counseling Check-in/ Arrival Quality & HCC Alerts Charge Optimization Coding & Acuity Billing/Claims Processing Payment Posting Under- payments/ Recovery Denials Mgmt./ Follow Up Customer Service Patient Pay/ Pre-Collect Order to Intake Care to Claim Claim to Payment R1 Platform Platform of Choice 1 R1 Infrastructure and Capabilities Proprietary Technology Experienced Talent Performance Analytics Proven Results Global Shared Services

14 Comprehensive Portfolio of Technology Solutions Access Accuracy Assurance Intelligent Automation Analytics Platform of Choice 1 Order to Intake Care to Claim Claim to Payment PATIENT EXPERIENCE ACCESS LINK INSIGHT PAS CHART MANAGER DECISION POST CONTACT 1 Note1: VisitPay transaction currently pending

Comprehensive Automation of the Revenue Cycle

2 Automation

1 Transformative Technology for R1; Built-for-Purpose Ecosystem

- Platform of expert rules, machine learning, OCR/NLP, RPA, and workflow orchestration expands automation opportunities
- Strategic business partnerships with leading RPA platforms enables efficient scaling and hardens security

2 Significant Investment Drives Scaled Execution Capability

- Invested $35M+ in Digitization since 2018
- Center of Excellence with 120+ dedicated resources
- Secure connections to 75+ Health IT systems
- 100's of Workflows Automated

3 Significant Financial Impact

- Differentiated capability automating 40M tasks and the work of 1,200+ FTEs annually
- $20M+ annual EBITDA contribution from current production routines demonstrates value
- Integrated technology foundation fuels significant automation potential

R1

15

Early Innings of Automation and Digitization

2 Automation

Automation Offerings

1. Robotic Process Automation (RPA)
2. Digital Self-Service
3. Omni-Channel Communications
4. Natural Language Processing
5. Cognitive Automation
6. Web Service Integration

1 Robotic Process Automation

- Streamlines enterprise operations
- Reduces cost

2 Digital Self-Service

- Digital issue resolution
- Digital customer service

3 Omni-Channel Communications

- Seamless brand experience
- Unified communications across channels



6 Web Service Integration

- Communication and integration between devices
- Network-based

5 Cognitive Automation

- Machine learning
- Information-intensive processes

4 Natural Language Processing

- Machine translation, summarization
- Customer service ticket classification

R1 | 16

A Leading Intelligent Patient Experience Solution in the Market

3
PX



Book



Clear



Arrive



Pay

Intuitive Scheduler

- Order & referrals integrated from the start
- Patients and providers book in real-time based on true capacity
- Built-in proprietary clinical & administrative rules & logic

SCI SOLUTIONS®

Verify & Register

- Comprehensive pre-registration, financial clearance and counseling
- Automation for authorization, eligibility, & medical necessity
- Pre-service price estimation based on contract model

R1 ACCESS

Check-In

- Contactless arrival
- Enabled on smart-phone, tablet, or kiosk
- Dynamic pre-service forms and surveys

tonic

Patient Payments

- Seamless payment and billing experience across settings of care
- Intuitive payment options that drive highest yield
- Vertically integrated consumer payment capability

visitpay[1]

Platform Components

User Interface

Data Management

Rules Engine & Work Drivers

Analytics & Operating System

Note[1]: VisitPay transaction currently pending

R1 | 17

3
PX

VisitPay Overview: Enterprise Patient Payment Platform

Personalized Communications and Financial Offers
Built from data science and patient preference, spanning the entire revenue cycle

- **Omni-channel digital and paper communications** sent on a consistent billing cadence
- **Frictionless payment options,** including online, text-to-pay, staff-assisted, and IVR
- **Intelligent and tailored payment plan offers** optimized to simultaneously drive both satisfaction and yield


9:41
South Lakes Healthcare
MY BILL
PAY
Estimates
Past Visits
Finance Plans
Total Amount Due
$1,228.68
Make a Payment
Payment Plan Options
Apply for Financial Assistance
MAR
21
2020
South Lakes Healthcare
Hospital, Tonsillectomy
Alice Goodman
Amount Due
$1,228.68
Chat
visitpay

- **Single solution from intake to back-end billing** creates a unified experience for the patient and staff
- **Consolidated household billing** across all acute and ambulatory systems, with EOB displayed at visit level; HSA and other insurance information also presented
- **Enterprise-class** customer service portal, including real-time support via chat

Delivering a Step Change
in Revenue Cycle Outcomes

Patient Loyalty & Retention

40+

Patient Net Promoter Score

Patient Payments

+35%

Patient Payment Yield

R1
18

VisitPay Transaction Rationale

3
PX

Enhances R1's Value Proposition	▪ Addresses providers' key pain points with proven track record of patient yield improvement ▪ Completes R1's PX platform by expanding into patient financial experience ▪ Establishes leading position in consumer payments
Advances Technology Roadmap	▪ Advances R1's capabilities and increases control of technology architecture ▪ Curates broad and deep payments data for AI-based optimization ▪ Contributes innovative culture and high-performing team
Significant Synergies	▪ Compelling opportunities from increased digital adoption and improved patient yield ▪ Potential for meaningful cross-sell into VisitPay customer base
Accretive to Growth	▪ Accelerates revenue and EBITDA growth trajectory through additional high margin SaaS offering

R1

Note: VisitPay transaction currently pending

19

Infrastructure Enabling Providers to Power Value-Based Contracts

4
Value-Based Contracts

	Current R1 Annual Stats	Relevance for Taking Risk
Patient Engagement and Referral Management	▪ Appts scheduled &/or registered (>60M patients annually) ▪ Utilization Reviews (90k+ annually)	▪ Preventive care metric compliance ▪ High-performance network development ▪ Site of service management
Clinical Documentation and Acuity Capture	▪ Physician Charts Coded (15M+ annually) ▪ CDI Case reviews (93k+ annually) ▪ P4P Members Under Management (100k+)	▪ Clinical quality data capture ▪ Risk-adjustment accuracy ▪ Health plan data reconciliation
Revenue Integrity and Payment Administration	▪ Scaled payments administration ($40B NPR) ▪ Value-Based Payments Managed ($1.7B)	▪ Revenue and member eligibility reconciliation ▪ Efficient and accurate claims administration

Well-positioned to enable providers to take risk

R1
20

Value-Based Care Case Study

4 Value-Based Contracts

Highlights

Background:

- Replaced existing population health analytics vendor at provider already performing in top quartile for risk-adjustment capture rates and annual wellness visit

Actions:

- Implemented R1 Ambulatory CDI and R1 Patient Experience solutions
- Deployed vendor analytics with R1 workflow optimization

Impact:

- Increased HCC suspect & recapture by > 40%
- **Generated ~$5M in incremental revenue for provider** (P4P bonuses and VBC contract adjustments)

100+ Physician Multi-Specialty Practice

Metric	Baseline	Results	% Change
1 **HCC Recapture** (Reported in Prior Year)	68%	98%	(+)44%
2 **New HCC Capture** (Suspect Conditions)	62%	89%	(+)43%
3 **Annual Wellness Visit** (Share of Members)	73%	86%	(+)17%
4 **Unaddressed Gaps in Care** (Share of Identified Gaps)	39%	18%	(-)54%

Meaningful improvements to an already high-performing medical group

R1 21

22 Multiple Growth and Profit Drivers Onboard and optimize contracted business Drive digitization and automation Implement new commercial wins Execute targeted M&A

23 Onboard and Optimize Contracted Wins Midpoint of adjusted EBITDA contribution margin depending on contracting model: 30% to 45% Steady State Margin 36+ Months 17% to 28% Margin-ramp 12-36 Months -20% to -16% Launch Phase 0-12 Months Note1: $700M NPR End-to-End Operating Partner Physician Group signed in Q3 2019 Mednax ($1.5B NPR) Ascension Pre-2016 and Phase-1 ($9B NPR) Ascension Phase-2 and Wisconsin ($5B NPR) AMITA and Ascension Medical Group ($6B NPR) Quorum Health, Physician Group1, and RUSH ($4B NPR) Penn State Health, LifePoint Health ($5B NPR) Intermountain Health ($6B NPR) 2019 2020 2021 2022 $16.5B NPR in margin- ramp phase exiting 2021

24 Mednax Enterprise Revenue Cycle Management Partnership Relationship ▪ End-to-end Operating Partner relationship, won via a competitive process ▪ R1 will be the primary provider of enterprise revenue cycle management services for Mednax ▪ R1 technology to be deployed across Mednax Facilities to drive operational and financial performance ▪ Expands R1’s presence in high-growth pediatric and obstetrics care specialties National Medical Group Specializing in Prenatal, Neonatal and Pediatric Services $1.5B Net Patient Revenue 39 States + Puerto Rico >2,300 Physicians Key R1 Differentiators Performance Standardization Automation Efficiency Patient Experience

25 Continued Sales Execution to Convert End-to-End Pipeline Opportunity to Convert New Commercial Wins to Comprehensive R1 Solution Targeting 10-12% Growth in End-to-End NPR Under Management Over the Next 3-5 Years 2021 Commercial Focus Areas Cross-Sell Opportunities with New Commercial Wins Aggressive Market Launch of PX Offering Following 2020 Commercial Wins Cross Sell into Installed Base via Expanded Commercial Leadership Roles Installed Base Not Utilizing Our Full Suite of Services: $92B $88B $77B $28B PAS Installed Base SCI Installed Base Cerner Partnership RevWorks Base

26 Technology Innovation Drives Margin Expansion Transformation Measures 2020 Near-Term Objective1 Adjusted EBITDA Contribution ~$20M ~$40M Tasks Automated >30M >60M Machine Learning Models 4 >25 PX Locations Deployed >300 >600 Digital Self-Service Tasks >12M >30M Robotic Process Automation (RPA) Patient Experience (PX) & Payments Cognitive and Machine Learning (ML) …Driving Significant EBITDA… …with Runway to ExpandProven Levers… 125M Tasks Assessed 40M in Development 40M in Production Manual Tasks ~500M 45M to Process Map Note1: Objective over next 24 months

27 Target Strategic M&A with Significant Synergy Opportunity M&A is a core competency and key to R1’s growth strategy Opportunity for Outsized Synergies Within $40B+ NPR Strategic Fit Scaled Platform for Synergy RealizationM&A History Physician RCMFeb 2018 June 2020 and Jan 2020 Digitized Scheduling and Referral Management Patient Intake Scale Consolidation / Partnership Channel May 2021 Patient Payments 1 Note1: VisitPay transaction currently pending

28 Delivering High Revenue Growth and Visibility Revenue ($M) $869 $1,186 $1,271 2018 2019 2020 >15% CAGR Recurring Revenue (%) >90% >90% Recurring Revenue with weighted average contract life of 9.0 years for end-to-end contracts1 Note1: As of 5/4/2021

29 6.6% 14.2% 2018 2019 2020 18.9% $57 $168 2018 2019 2020 $240 Track Record of EBITDA Growth and Margin Expansion Adj. EBITDA ($M) >100% CAGR Adj. EBITDA Margin +1,200 BPS

30 19.2% 24.0% Q1 2020 Q1 2021 $321 Q1 2020 Q1 2021 Strong Performance Continues into 2021 Revenue ($M) Recurring Revenue (%) 430 BPS $62 Q1 2020 Q1 2021 Adj. EBITDA ($M) Adj. EBITDA Margin 31% 7% $801 23.5% >90% $3421 Note1: Reflects impact of lower volumes due to Covid

Technology Investment Driving Significant Margin Growth

Investment Corresponds to Significant Margin Growth

Technology

Labor and related

SG&A

Adjusted EBITDA margin



2020
Future Objectives[1]
~10%
~62%
~7%
~19%
~20%
<45%
<5%
>30%

Note[1]: Long term (5+ year) objective reflecting impact of digitization and automation

31

32 Financial Outlook Expect to add $4B in new end-to-end NPR under management in 2021 Note: Adjusted EBITDA is a non-GAAP measure, please refer to the Appendix for a reconciliation of non-GAAP financial measures $M Revenue1 Operating Income Adjusted EBITDA 2021 1,410 – 1,460 135 – 155 315 – 330 Medium-Term2 Objectives Annual growth in end-to-end NPR under management: 10-12% Annual adjusted EBITDA Growth: 12-15% Adjusted EBITDA Margin: ~25% Note1: 2021 guidance assumes patient volumes at 90-95% pre-COVID levels Note2: Medium-term is defined as 3-5 years post-2021

33 Strong Balance Sheet and Streamlined Capital Structure ▪ In January 2021, R1 executed an agreement to convert all of its Series A Convertible Preferred Stock into common stock – Enhanced alignment among shareholders – Improved cost of capital – Simplified capital structure – Improved share liquidity Strong Balance Sheet Position Optimized Capital Structure ▪ Announced intention to refinance existing senior credit facilities to improve pricing and flexibility Pro Forma Net Debt1: $744M LTM Adj. EBITDA: $259M Net Leverage1: <2.9x Note1: Assumes $300M in incremental debt for VisitPay and balance sheet data as of 3/31/21. Net debt is defined as gross debt less cash and cash equivalents. Net leverage is defined as Net debt divided by Adjusted EBITDA for the last twelve months.

34 Investment Highlights 2. Leading Platform for Provider Revenue Management 1. Large and Growing Total Addressable Market 3. Clear and Expanding Competitive Advantage 4. Significant Revenue Growth with High Visibility 4. Deploying Proven Playbook for Margin Expansion5

35 Appendix

Flexible Contracts Have Embedded Growth and Margin Expansion

Engagement Type	Commentary
Operating Partner	▪ R1 manages end-to-end RCM capabilities ▪ Requires extensive infrastructure to execute ▪ Greatest Revenue opportunity, high growth potential (+22% CAGR) ▪ Highest EBITDA contribution
Co-Managed	▪ R1 and client team manage end-to-end RCM capabilities together ▪ Less extensive infrastructure on relative basis ▪ Greatest Revenue growth potential (+59% CAGR) ▪ Highest EBITDA margin expansion potential
Modular	▪ R1 provides a la carte solutions for RCM and patient engagement ▪ Requires least amount of initial investment ▪ EBITDA positive Year 1 ▪ Highest EBITDA margin opportunity

Illustrative Economics ($M)[1]



Revenue
EBITDA[2]
70-80
120-150
35-45
(12)
Year 1
Year 4
EBITDA margin[3]
~(16%)
~30%



Revenue
EBITDA[2]
5-15
30-50
15-20
(2)
Year 1
Year 4
EBITDA margin[3]
~(20%)
~44%



Revenue
EBITDA[2]
10-20
10-20
3-12
3-12
Year 1
Year 4
EBITDA margin[3]
~50%
~50%

Various engagement models provide optionality for clients

Note[1]: Illustrative Revenue and EBITDA Contribution Based on sample $3B NPR client
Note[2]: Pre-SG&A
Note[3]: Based on midpoint of range

36

37 Financial Model for Operating Partner Model Illustrative Contribution from $3B NPR Customer Growth • Deploy transition resources • Perform financial assessment • Invest in infrastructure • Implement technology • Finalize employee transitions • Transfers to Shared Services • Complete standardization • Steady state org structure • Continuous optimization: – KPI metric improvement – Technology advancement – Productivity improvement Financial Impact – $M Mid-Point of Range Revenue 120 Adj. EBITDA contribution 20 Adj. EBITDA contribution % 17% Launch Steady State Financial Impact – $M Mid-Point of Range Revenue 75 Adj. EBITDA contribution (12) Adj. EBITDA contribution % (16%) Financial Impact – $M Mid-Point of Range Revenue 135 Adj. EBITDA contribution 40 Adj. EBITDA contribution % 30% 0-12 Months 12-36 Months 36+ Months

38 Financial Model for Co-Managed Partner Model Illustrative Contribution from $3B NPR Customer Growth • Deploy transition resources • Perform financial assessment • Invest in infrastructure • Implement technology • Complete standardization • Workflow optimization • Rationalize third-party vendors • Continuous optimization: – KPI metric improvement – Technology advancement – Productivity improvement Financial Impact – $M Mid-Point of Range Revenue 25 Adj. EBITDA contribution 7 Adj. EBITDA contribution % 28% Launch Steady State Financial Impact – $M Mid-Point of Range Revenue 10 Adj. EBITDA contribution (2) Adj. EBITDA contribution % (20%) Financial Impact – $M Mid-Point of Range Revenue 40 Adj. EBITDA contribution 18 Adj. EBITDA contribution % 45% 0-12 Months 12-36 Months 36+ Months

Capital Structure Normalization

On January 15, 2021, R1 completed an agreement to convert the preferred stock held by Ascension and TowerBrook to common stock

As part of the agreement, the holders received:

- 139.3 million common shares
- A one-time cash payment of $105 million, funded with cash from balance sheet

(shares in millions)	Pre-Transaction[1]	Post-Transaction (1/15/21)
Basic Common Shares Outstanding	121.1	121.1
"As Converted" Preferred Stock to Common Shares Pre-Transaction / Common Shares Post-Transaction	117.7	139.3
Total Common Shares Outstanding, inclusive of "As Converted" Preferred Stock Pre-Transaction	**238.8**	**260.4**
Future PIK Dividends ("As Converted" to Common Shares) Pre-Transaction	21.6	-
Total Adjusted Basic Shares Outstanding	**260.4**	**260.4**

Note: 261.6 million basic shares outstanding as of April 27, 2021. 54% Ascension and TowerBrook ownership of R1's outstanding shares of common stock, referenced in the press release dated on 1/6/2021, excludes the dilutive effect of the warrants Ascension and TowerBrook hold through the joint investment vehicle (representing the right to purchase 60 million shares of common stock at $3.50 per share), warrants held by Intermountain Healthcare (representing the right to purchase 1.5 million shares at $6.00 per share), and any employee stock options and awards.

Note[1]: Reflects share amounts Ascension and TowerBrook, through the joint investment vehicle, would have been entitled to pursuant to the existing terms of the Preferred Stock.

R1 | 39

40 Use of Non-GAAP Financial Measures ▪ In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including adjusted EBITDA. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, expense arising from debt extinguishment, strategic initiatives costs, transitioned employee restructuring expense, and certain other items. ▪ Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. ▪ A reconciliation of GAAP net income to Adjusted EBITDA and GAAP operating income guidance to non-GAAP adjusted EBITDA guidance is provided below. Adjusted EBITDA should be considered in addition to, but not as a substitute for, the information presented in accordance with GAAP. 2021 GAAP Operating Income Guidance $135-155 Plus: Depreciation and amortization expense $70-80 Share-based compensation expense $55-60 Strategic initiatives, severance and other costs $50-55 Adjusted EBITDA Guidance $315-330 Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance $ in millions Reconciliation of GAAP Net Income to Adjusted EBITDA $ in millions FY 2018 FY 2019 FY 2020 Net Income (45.3) 12.0 117.1 Net interest expense 26.3 29.1 17.3 Income tax provision (benefit) (11.4) (2.2) 1.3 D&A expense 38.8 55.7 68.7 Share-based compensation expense 18.2 18.4 24.0 Gain on business disposition (55.7) Loss on debt extinguishment 18.8 Other1 30.4 36.2 67.3 Adjusted EBITDA $57.0 $168.0 $240.0 1. Other consists of severance and related employee benefits, strategic initiatives, transitioned employees restructuring expense, digital transformation office, facility-exit charges and other expenses.